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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                  FORM 8-K
                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




              Date of Report (Date of earliest event reported):
                             SEPTEMBER 21, 1995




                             GENZYME CORPORATION
           (Exact name of registrant as specified in its charter)



   MASSACHUSETTS                    0-14680                06-1047163
(State or other jurisdiction   (Commission File          (IRS Employer
     of incorporation)              Number)            Identification No.)




              ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS  02139
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                 (617) 252-7500







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ITEM 5.   OTHER.
          ------

        In order to update the information previously filed with the Securities and Exchange Commission at pages IV-38 to IV-41 of Annex IV, pages V-37 to V-41 of Annex V and pages VI-2 to VI-6 of Annex VI to the Prospectus/Joint Proxy Statement included in the Registration Statement of Genzyme Corporation ("Genzyme") on Form S-4 (Commission File No. 33-83346) that became effective on November 9, 1994, Genzyme hereby files as Exhibit 99.1 pro forma statements of operations for the year ended December 31, 1994 for Genzyme Corporation, Genzyme General Division and Genzyme Tissue Repair Division, assuming the acquisition by Genzyme of BioSurface Technology, Inc. ("BioSurface") on January 1, 1994.


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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 21, 1995               GENZYME CORPORATION

                                        By: /s/ David J. McLachlan
                                           -----------------------------------
                                            David J. McLachlan
                                             Senior Vice President, Finance;
                                             Chief Financial Officer


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                                EXHIBIT INDEX

EXHIBIT                                                               SEQUENTIAL
  NO.         DESCRIPTION                                              PAGE NO.
-------       -----------                                             ----------
 99.1     Pro forma statements of operations for the year ended            5
          December 31, 1994 for Genzyme Corporation, Genzyme General
          Division and Genzyme Tissue Repair Division, assuming the acquisition by Genzyme of BioSurface on January 1, 1994.
          Filed herewith.






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